SUPPLEMENT DATED MAY 3, 2011
TO
PROSPECTUS DATED MAY 1, 2003

INVESTRAC GOLD VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

As American National Insurance Company will observe the Thanksgiving, Christmas, and New Year holidays by being closed for business on Friday, November 25, 2011, Friday and Monday, December 23 and 26, 2011, and Monday, January 2, 2012, the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:

Surrenders, transfers, and loans requested by you and purchase payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 25, 2011, Friday and Monday, December 23 and 26, 2011, and Monday, January 2, 2012, in observation of the Thanksgiving, Christmas, and New Year holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed.